Exhibit 4.1

Xxxxxxxxxx OVINTIV INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE xxxxxxxxxx CUSIP 69047Q 10 2 SEE REVERSE FOR CERTAIN DEFINITIONS This Certifies That is the owner of SPECIMEN
Countersigned:
AMERICAN STOCK TRANSFER TRUST& COMPANY, LLC (NEW YORK, NY) OR BY AST Trust Company Co(Canada) -Transfer Agent By Authorized Signature Fully Paid and Non-Assessable Shares of Common Stock, $0.01 Par Value, of
OVINTIV INC. transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.
Dated: VINTIV IN
O C.
RPORA
O T
C E
DELAWAR E
CORPORATE SECRETARY CHIEF EXECUTIVE OFFICER Mountain Financial Print & Design, LLc

OVINTIV INC.
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC TRANSFER FEE: AS REQUIRED
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common TEN ENT— as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT—
Custodian (Cust)
(Minor) under Uniform Gifts to Minors
Act (State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
FOR VALUE RECEIVED, hereby sell, assign and transfer unto
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.
Dated: 20,
Signature: X
Signature(s) Guaranteed:
Signature: X
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers,
Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.